BRADLEY PHARMACEUTICALS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




To the Shareholders of Bradley Pharmaceuticals, Inc.:


     The Annual Meeting of Shareholders (the "Meeting") of Bradley Pharmaceuticals, Inc., a New Jersey corporation (the "Company"), will be held at CSC The United States Corporation Company, 113 Centre Road, Wilmington, Delaware, on July 16, 1998 at 11:00 A.M., Local Time, to consider and act upon the following:

     1. To elect five directors of the Company, two by the holders of the Class A Common Stock of the Company voting separately as a class, and three by the holders of the Class B Common Stock of the Company voting separately as a class, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To ratify and approve a proposal to change the state of incorporation of the Company from New Jersey to Delaware; and

     3. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record of the Class A and Class B Common Stock of the Company, each no par value per share, at the close of business on June 1, 1998 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment thereof. A Proxy and a Proxy Statement for the Meeting are enclosed herewith.

     All shareholders are cordially invited to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke you Proxy and vote your shares in person.

                       By Order of the Board of Directors.




                                                       DANIEL GLASSMAN
                                                       Chairman and CEO

                                                       Dated:  June 1, 1998


                                    IMPORTANT

     THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                         BRADLEY PHARMACEUTICALS, INC.

                                383 Route 46 West
                        Fairfield, New Jersey 07004-2402



                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                  July 16, 1998



                                     GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bradley Pharmaceuticals, Inc., a New Jersey corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at CSC The United States Corporation Company, 113 Centre Road, Wilmington, Delaware, on July 16, 1998, at 11:00 A.M., Local Time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

     The principal executive offices of the Company are located at 383 Route 46 West, Fairfield, New Jersey 070054-2402. The approximate date on which this Proxy Statement and accompanying Proxy is first being sent or given to the shareholders is June 12, 1998.

     The Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons who have been nominated by the Board of Directors, FOR the ratification and approval of a proposal to change the state of incorporation of the Company from New Jersey to Delaware, and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

                                VOTING SECURITIES

     At the close of business on June 1, 1998, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), the Company had outstanding 8,185,881 shares of its Class A Common Stock, no par value per share (the "Class A Common Stock"), and 431,552 shares of its Class B Common Stock, no par value per share (the "Class B Common Stock"). There were no other classes of voting securities outstanding at the Record Date. The holders of such Class A and Class B Common Stock are entitled to one vote and five votes, respectively, for each share held on such Record Date, but with respect to the election of Directors, so long as there are at least 325,000 shares of Class B Common Stock issued and outstanding (of which there were as of the Record Date), holders of Class A Common Stock, voting separately as a class, are entitled to elect two directors and holders of Class B Common Stock, voting separately as a class, are entitled to elect three directors.

     Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the Proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will be counted as votes cast against such individuals and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the Proxy will be voted for the election of the nominees for director and in favor of the proposal to reincorporate the Company in Delaware. Under the rules of the National Association of Securities Dealers, Inc., a broker "non-vote" has no effect on the outcome of the election of directors or the establishment of a quorum for such election. The form of proxy does not provide for abstentions with respect to the election of directors; however, a shareholder present at the Meeting may abstain with respect to such election. The treatment of broker "non-votes" and abstentions with respect to the election of directors is consistent with applicable New Jersey law and the Company's By-Laws.

     No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

     A copy of the Company's 1997 Annual Report to Shareholders is also being mailed to you with this Proxy Statement. Said Annual Report contains the financial statements of the Company and a report with respect thereto by Grant Thornton, the Company's independent auditors. Said Annual Report is not deemed a part of the soliciting material for the Proxy.

           OWNERSHIP OF COMMON STOCK BY DIRECTORS, EXECUTIVE OFFICERS
                       AND FIVE PERCENT BENEFICIAL HOLDERS

     The following table sets forth certain information as of December 31, 1997, regarding the ownership of the Company's Class A and Class B Common Stock by (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth elsewhere in this Proxy Statement,
(iii) each beneficial owner of more than five percent of the Class A and Class B Common Stock of the Company known by management and (iv) all directors and executive officers of the Company, as a group, and the percentage of outstanding shares of Class A and Class B Common Stock beneficially held by them on that date.

     Since each share of Class B Common Stock may be converted at any time by the holder into one share of Class A Common Stock, the beneficial ownership rules promulgated under the Securities Exchange Act of 1934, as amended, require that all shares of Class A Common Stock issuable upon the conversion of Class B Common Stock by any stockholder be included in determining the number of shares and percentage of Class A Common Stock held by such stockholder. The effect of the assumption that such stockholder is the beneficial owner of such shares is also reflected in the following table. For a more complete description of the method used to determine such beneficial ownership, see footnote 2 to the following table:


                        Amount and Nature of Beneficial Owner(1)(2)             Percent of Class(2)

Name and Address of            Class A                 Class B               Class A        Class B
Beneficial Owner             Common Stock            Common Stock          Common Stock   Common Stock

Daniel Glassman .........    1,098,142(3)               316,736(4)             12.76%         73.39%
383 Route 46 West
Fairfield, NJ

Iris S. Glassman ........      231,373(5)                37,283(6)              2.69%          8.64%
383 Route 46 West
Fairfield, NJ

David Hillman ...........      117,433(7)                43,610                 1.36%         10.11%
383 Route 46 West
Fairfield, NJ

Phillip McGinn ..........        6,258(8)                  -0-                  *            --
383 Route 46 West
Fairfield, NJ

Alan G. Wolin ...........       65,730(9)                  -0-                  *            --
383 Route 46 West
Fairfield, NJ

Robert S. Dubin .........        7,500(11)                 -0-                  *
383 Route 46 West
Fairfield, NJ

Gene L. Goldberg ........       54,722(10)               10,192                 *              2.36%
383 Route 46 West
Fairfield, NJ

Maurice Woosley .........        7,752(12)                 -0-                  *              --
383 Route 46 West
Fairfield, NJ

Berlex Laboratories, Inc.    1,450,000(13)                 -0-                  16.85%         --
110 East Hanover Avenue
Cedar Knolls, NJ

All executive officers ..    1,589,180(3)(4)(5)         407,821(4)(6)           18.47%         94.50%
and directors as a group            (6)(7)(8)(9)
(10 persons)





* Represents less than one percent.              (Footnotes appear on next page)

     (1) Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

     (2) Each named person and all executive officers and directors, as a group, are deemed to be beneficial owners of securities that may be acquired within 60 days through the exercise of options, warrants or exchange or conversion rights. Accordingly, the number of shares and percentages set forth opposite each stockholder's name under the columns "Class A Common Stock" includes shares of Class A Common Stock issuable upon exercise of presently exercisable warrants and stock options and shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. The shares of Class A Common Stock so issuable upon such exercise, exchange or conversion by any such stockholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other stockholder.

     (3) Includes 311,736 shares issuable upon conversion of a like number of shares of Class B Common Stock. Of these shares, 54,117 shares are owned indirectly by Mr. Glassman through affiliates and 721,089 shares underlie presently exercisable options owned by Mr. Glassman. Mr. Glassman's affiliates have disclaimed beneficial ownership over all of these shares. Mr. Glassman disclaims beneficial ownership over shares and options owned by his wife, Iris
S. Glassman.

     (4) Includes 26,098 shares owned indirectly by Mr. Glassman through affiliates. Mr. Glassman's affiliates have disclaimed beneficial ownership over these shares. Does not include 16,403 shares beneficially owned by Iris S. Glassman, Mr. Glassman's wife.

     (5) Includes 37,283 shares issuable upon conversion of a like number of shares of Class B Common Stock, 6,800 shares owned indirectly by Mrs. Glassman through affiliates, 25,220 shares owned indirectly by Mrs. Glassman as trustee for her children's trusts and 162,070 shares underlying presently exercisable options. Mrs. Glassman disclaims beneficial ownership over all shares beneficially owned by her husband, Daniel Glassman.

     (6) Includes 20,880 shares owned indirectly by Mrs. Glassman as trustee for the Bradley Glassman 1995 Trust. Mrs. Glassman disclaims beneficial ownership over all shares of Class B Common Stock beneficially owned by her husband, Daniel Glassman.

     (7) Includes 43,610 shares issuable upon conversion of a like number of shares of Class B Common Stock, 1,780 shares owned indirectly by Mr. Hillman through an affiliate and 65,568 shares underlying exercisable options. Mr. Hillman's affiliate has disclaimed beneficial ownership over shares owned by it.

     (8) Includes 5,000 shares underlying presently exercisable options.

     (9) Includes 2,300 shares underlying presently exercisable options.

     (10) Includes 10,192 shares issuable upon conversion of a like number of shares of Class B Common Stock. Of these shares 44,446 shares underlie presently exercisable options.

     (11) Includes 7,500 shares underlying presently exercisable options.

     (12) Includes 6,000 shares underlying presently exercisable options.

     (13) Pursuant to agreement with the Company, these shares are to be voted by Berlex Laboratories, Inc. ("Berlex") on a pro rata basis with all other shares of Class A Common Stock that are voted. For example, if 70% of the Class A shares that vote on a proposal vote in favor and 30% vote against, then 70% of the shares owned by Berlex will be voted in favor of the proposal and 30% of the shares owned by Berlex will be voted against the proposal. However, Berlex may vote in its sole discretion on each of the following matters:

          a. any matter in connection with which Berlex has dissenter or appraisal rights and Berlex has exercised such dissenter or appraisal rights;

          b. any matter voted upon after a bankruptcy proceeding is pending with respect to the Company (whether initiated voluntarily or involuntarily) under the U.S. Bankruptcy Code, as amended;

          c. any matter which, if approved, would discriminate against any holder of five percent (5%) or more of the outstanding capital stock of the Company (including Seller); and

          d. the proposal to reincorporate the Company in the State of Delaware, with respect to which Berlex has agreed to vote all of its shares in favor (see Proposal 2 in this Proxy Statement).

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     At the meeting, five directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify. Two directors are to be elected by the holders of the Class A Common Stock, voting separately as a class, and three directors are to be elected by the holders of the Class B Common Stock, voting separately as a class. Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees of the Board of Directors named below as directors of the Company for each respective class of stock. All of the nominees are presently directors of the Company. The term of the current directors expires at the Meeting. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Assuming a quorum is present with respect to each of the Class A and Class B Common Stock, a vote of a majority of the shares of Class A Common Stock present, in person or by proxy, at the Meeting, is required to elect the Class A nominees as directors and a vote of a majority of the shares of Class B Common Stock present, in person or by proxy, at the Meeting, is required to elect the Class B nominees as directors.

          Nominees for Election by the Holders of Class A Common Stock

Dr. Philip W. McGinn, Jr.

     Dr. Philip McGinn, age 71, has served as a director of the Company since December 1996. Since 1984, Dr. McGinn has also served as President of Worldwide Marketing and Translation Services, Inc., a New Jersey based company providing consulting services in new product and company acquisitions, marketing, market analysis, promotional planning, sales training, management development and business, educational and translation services. Dr. McGinn also served as Associate Dean, School of Health Professions, Long Island University, from 1990 to 1996.

Alan G. Wolin, Ph.D.

     Alan G. Wolin, Ph.D., age 65, has served as a director of the Company since May 12, 1997. Since 1988, Dr. Wolin has served as an independent consultant to various companies in the food, drug and cosmetic industries. Between 1962 and 1987, Dr. Wolin served M&M/Mars, the world's largest candy company, in various capacities, including Director of Consumer Quality Assurance and Quality Coordination. In his capacity as Director of Consumer Quality Assurance and Quality Coordination, Dr. Wolin was responsible for ensuring consumer quality and public health issues relating to M&M/Mars' products.

          Nominees for Election by the Holders of Class B Common Stock

Daniel Glassman

     Daniel Glassman, age 55, is the founder of the Company and has served as its Chief Executive Officer since the Company's inception in January 1985. Mr. Glassman has also served as the Company's Chairman of the Board since January 1985 and as President of the Company since February 1991. Mr. Glassman, a registered pharmacist, is also Chairman of the Board of Banyan Communications Group Inc., a communications company controlled by Mr. Glassman ("Banyan"). Banyan encompasses two marketing research organizations (Danis Research and Hospital Research Associates) and an advertising agency (Daniel Glassman Advertising). Mr. Glassman has operated these companies for more than the last eighteen years. Mr. Glassman was previously Vice President for Client Services for Medicus Communications, Inc., where he directed marketing programs for pharmaceutical companies such as Procter & Gamble, Rorer, Schering-Plough corporation and Merrill-Dow, Inc. Mr. Glassman is the husband of Iris Glassman, the Treasurer and a director of the Company. Mr. Glassman is also Chairman of the Board, President and Chief Executive Officer of Doak Dermatologics, Inc., Bradley Pharmaceuticals Overseas, Ltd. and Bradley Pharmaceuticals (Canada), Inc., each a subsidiary of the Company.

Iris S. Glassman

     Iris S. Glassman, age 55, has served as Treasurer of the Company since its inception in 1985. Mrs. Glassman has also served as a director of the Company since January 1985. Mrs. Glassman is the wife of Daniel Glassman and has fifteen years of diversified administrative and financial management experience, including serving as Secretary of Banyan.

David Hillman

     David Hillman, age 57, has served as Secretary of the Company since 1985 and as a director of the Company since January 1990. For more than the past five years, Mr. Hillman has also served as a director of Banyan and since 1990, as President of Banyan's Health Care Division and Treasurer of Banyan. Mr. Hillman, a registered pharmacist, has also served as President of Hospital Research Associates, a division of Banyan engaged in the business of conducting market research for the pharmaceutical industry, since 1983. Mr. Hillman has over sixteen years of market research, sales and marketing experience, including product group manager for Lederle Laboratories.

                     Other Executive Officers of the Company

Robert Dubin, R.Ph

     Robert Dubin, R.Ph, age 50, has served as Vice President, Sales and Contract Administration since 1997. Prior experience as a manufacturer of food products for a major U.S. food distributor. Previously held Consultant Pharmacist position for a major group of nursing homes in the Chicago area; also owner/operator of 15 pharmacies and health clinics.

Gene L. Goldberg

     Gene L. Goldberg, age 60, has served as Senior Vice President - Marketing and Business Planning of the Company since January 1, 1997. For more than the past five years, Mr. Goldberg has also served as Executive Vice President of Daniel Glassman Advertising, a division of Banyan.

Maurice Woosley

     Maurice Woosley, age 57, has served as President of the Company's international division and Vice President since January 1997. From May 1986 to December 1996, Mr. Woosley served as Vice President of the Company's international division. From November 1994 to April 1996, Mr. Woosley served as Worldwide Marketing Director of Datascope, Inc., a New Jersey based medical device manufacturer. From September 1990 to October 1994, Mr. Woosley served as Global Marketing Director for Davis & Geck, a New Jersey based medical product manufacturer.


                        BOARD OF DIRECTORS AND COMMITTEES

     During the year ended December 31, 1997, there were six (6) meetings of the Board of Directors. All directors attended at least 75% of these meetings.

     The Board of Directors has designated from among its members an Audit Committee, which consists of Messrs. Hillman and McGinn and Dr. Wolin. The Audit Committee, which reviews the Company's financial and accounting practices and controls, held one (1) meeting during 1997. The Company does not have a nominating committee.

     The current members of the Compensation Committee are Mr. Glassman, Mrs. Glassman and Dr. McGinn. Except for Mr. Glassman and Mrs. Glassman, no member of the Compensation Committee was at any time during 1997, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1997 and 1996, the Company received administrative support services (consisting principally of advertising services, mailing, copying, data processing and other office service) which were charged to operations and paid from Banyan, an affiliated company, amounting to approximately $135,000 and $280,000, respectively. At December 31, 1996, $11,000 was due the Company from Banyan. At December 31, 1997, there were no outstanding balances between the Company and Banyan.

     The Company rents its Fairfield, New Jersey operating facility from Daniel Glassman and Iris S. Glassman pursuant to a lease expiring on January 31, 2013. Rent expense, including an allocated portion of real estate taxes, was approximately $194,000 and $176,000, respectively, for 1997 and 1996.

     During 1997 and 1996, Daniel Glassman, the Company's President and Chief Executive Officer also served as Chief Executive Officer of Banyan. As such, Mr. Glassman allocated a portion of his working time to the business of each of the Company and Banyan (Mr. Glassman estimates that less than 5% of his time is spent on Banyan business). During 1997 and 1996, Mr. Glassman received compensation from the Company and Banyan.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           Summary Compensation Table

     The following table shows all the cash compensation paid by the Company, as well as certain other compensation paid or accrued during the fiscal years ended December 31, 1997, 1996 and 1995, to Daniel Glassman, the Company's President and Chief Executive Officer, Robert Dubin, Vice President of Sales, Gene L. Goldberg, Senior Vice President of Marketing and Business Planning and Maurice Woosley, President, Bradley International. No other executive officer of the Company earned total annual salary and bonus for 1996 in all capacities in which such person served the Company in excess of $100,000. There were no restricted stock awards, long term incentive plan payouts or other compensation paid during 1997 to the executive officers named in the following table except as set forth below:



                                                                                     Long-Term
                                                                                    Compensation
                                             Annual Compensation                       Awards

                                                                                     Securities
Name and Principal Position            Year              Salary       Bonus     Underlying Options(1)

Daniel Glassman .............          1997              $128,900      -0-           -0-
  President and Chief .......          1996              $122,500      -0-           404,500(2)
  Executive Officer .........          1995              $114,542      -0-           359,589(3)

Robert Dubin
  Vice President of Sales ...          1997              $100,600      -0-           -0-
  and Contract Administration          1996              $ 70,600      20,000          7,500
                                       1995              $ 50,900      -0-             7,500

Gene L. Goldberg
  Senior Vice President .....          1997              $129,400      -0-           -0-
  Marketing and Business ....          1996              N/A           N/A           N/A
  Planning ..................          1995              N/A           N/A           N/A

Maurice Woosley
  President, Bradley ........          1997              $114,500      -0-           -0-
  International .............          1996              $ 68,800(4)   -0-            18,000
                                       1995              N/A           N/A           N/A




     (1) All of these  options  are  exercisable  into  shares of Class A Common
Stock.

     (2) Of these shares, 31,500 shares underlie options granted on December 5, 1996 to replace a like number of options previously granted to Mr. Glassman which expired by their terms. These options are exercisable at any time prior to December 4, 2001 at an exercise price of $0.825 per share, 110% of the fair market value for shares of Class A Common Stock on the date of grant. The remaining 373,000 shares underlie options which were repriced by the Company on April 18, 1996. These repriced options vest at various times through 1998 and are exercisable at various times through 2000 at an exercise price of approximately $1.44 per share, 110% of the fair market value for shares of Class A Common Stock on the date of repricing.

     (3) Of these shares, 341,589 shares underlie options granted on December 5, 1995. These options are exercisable at any time prior to December 4, 2000 at an exercise price of $1.16875 per share, 110% of the fair market value for shares of Class A Common Stock on the date of grant. These options were granted by agreement with the Company in consideration for Mr. Glassman's agreement to retire 341,589 shares of Class B Common Stock previously distributed to him. The remaining 18,000 shares underlie options granted on September 12, 1995, which options expire during 2000 and vest in equal, one third increments in 1996, 1997 and 1998. The exercise price for these 18,000 options was originally $3.7125 per share, approximately 110% of the fair market value for shares of Class A Common Stock on the original date of grant. These 18,000 options comprise a portion of the 373,000 options owned by Mr. Glassman which were repriced by the Company on April 18, 1996.

     (4) Represents salary for portion of the year employed by the Company.

                              Option Grants in 1997

                  The following table sets forth information concerning outstanding options to purchase shares of the Company's Class A Common Stock granted during 1996 by the Company to Alan Wolin, a director during 1997.
Neither options to purchase shares of Class B Common Stock nor stock appreciation rights were granted by the Company during 1997. The exercise prices for all options reported below are not less than 110% of the per share market prices for Class A Common Stock on their dates of grant.

                                Individual Grants

                           Number of           % of Total
                           Securities          Options
                           Underlying          Granted to         Exercise
                           Options             Employees in       or Base        Expiration
Name                       Granted                1997            Price ($/Sh)     Date
----                       ----------          ------------       ------------     -------

Alan G. Wolin               15,000              22.06%              $1.25          05/11/07





                       Aggregated Option Exercises in 1997
                           and Year-End Option Values

                  The following table presents the value, on an aggregate basis, as of December 31, 1997, of outstanding stock options held by the executive officers of the Company listed in the Summary Compensation Table above. No stock options were exercised by the executive officers listed below during 1997.



                                 Number of                              Value of
                          Securities Underlying                 Unexercised In-the-Money
                          Unexercised Options at                       Options at
                                 Year-End                              Year-End(1)
                          ----------------------                ------------------------
   Name                Exercisable  Unexercisable               Exercisable   Unexercisable

Daniel Glassman         721,089         6,000                     $521,208      $3,337





     (1) Based on the closing sale price of $2.00 per share of Class A Common Stock on December 31, 1997 as reported by NASDAQ.

                            Employment Contracts and
          Termination of Employment and Change-in Control Arrangements

                  The  Company  does  not  have  any  employment   contracts  or
termination of employment or change-in-control arrangements with any of its executive officers.

                            Compensation of Directors

                  Directors who are not officers or employees of the Company receive a director's fee of $600 for each meeting of the Board of Directors, or a committee thereof, attended by such director, plus out-of-pocket costs. Directors who are also officers or employees of the Company receive no additional compensation for their services as directors.

                  On December 5, 1996, concurrently with Dr. Philip McGinn's appointment as a director of the Company, Dr. McGinn was granted options to purchase up to 15,000 shares of Class A Common Stock of the Company. These options vest in three equal and annual installments commencing on December 5, 1997 and expire on December 4, 2006. These options are exercisable at $0.6875 per share (the fair market value per share of Class A Common Stock as of the date of grant).

                  On January 5, 1996, Mr. David Hillman was granted options to purchase up to 53,568 shares of Class A Common Stock of the Company at an exercise price of $1.1875 per share (the fair market value per share of Class A Common Stock as of the date of grant). These options vested immediately and expire January 4, 2006. These options were granted by agreement with the Company in consideration for Mr. Hillman's agreement to retire 53,568 shares of Class B Common Stock previously owned by him.


Comparative Stock Performance

                  The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from December 31, 1992 through the year ended December 31, 1997 with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the Nasdaq Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index on December 31, 1992 and reinvestment of all dividends). Measurement points are on the last trading day of the Company's years ended December 31, 1992, 1993, 1994, 1995, 1996 and 1997.



                                12/31/92       12/31/93        12/31/94        12/31/95         12/31/96        12/31/97
                                --------       --------        --------        --------         --------

Bradley Pharmaceuticals,        $100.00        $136.00         $134.00         $ 40.00          $ 48.00         $ 72.00
Inc.
Nasdaq Composite Index          $100.00        $115.00         $111.00         $155.00          $191.00         $232.00
Nasdaq Pharmaceutical Index     $100.00        $ 89.00         $ 67.00         $123.00          $123.00         $127.00



                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                  ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR

                                   PROPOSAL II

                           REINCORPORATION IN DELAWARE

                  Pursuant to Amendment No. 6 dated September 19, 1997 to an Asset Purchase Agreement dated November 10, 1993 between the Company and Berlex Laboratories, Inc. ("Berlex"), the Company agreed to submit to its shareholders at the Meeting, and use its best efforts to cause its shareholders to approve, a proposal to reincorporate the Company in Delaware. Berlex agreed to vote all of its shares of the Company's Class A Common Stock in favor of such proposal.

                  In order to effect the reincorporation in Delaware, the Company caused to be filed in the Office of the Secretary of State a certificate of incorporation under the name "Bradley Pharmaceuticals, Inc." (the "Delaware Company"). Daniel Glassman, the Chairman, President and Chief Executive Officer of the Company, was named the sole Director, Chairman, President and Chief Executive Officer of the Delaware Company. As director, he caused the Delaware Company to adopt By-Laws. Assuming the approval of this Proposal by the holders of a majority of the outstanding shares of the Company's Class A and Class B stock, voting separately by class, the reincorporation will be effected by a merger (the "Merger") of the Company with and into the Delaware Company, pursuant to which the Delaware Company will be the surviving corporation. Daniel Glassman, Iris Glassman, David Hillman and Gene L. Goldberg, who own in the aggregate 94.5% of the outstanding Class B Stock, have indicated their intention to vote in favor of reincorporation, thereby assuring approval by the holders of a majority of the Class B Stock.

                  Immediately following and pursuant to the Merger, each share of Class A and Class B Stock of the Company will be converted into one share of Class A Stock or Class B Stock, respectively, of the Delaware Company, and the directors and officers of the Delaware Company will be identical to those of the Company, which will cease to exist as a separate entity as a result of the Merger. The Delaware Company will succeed to all of the Company's assets, liabilities and business operations. Included with this Proxy Statement as Exhibits A, B and C, respectively, are the Certificate of Incorporation of the Delaware Company, the By-Laws of the Delaware Company and the Articles and Plan of Merger pursuant to which the Merger will be effected.

                  The following outlines the material differences between the Company and the Delaware Company by virtue of differences in their respective Certificate of Incorporation and By-Laws and in the laws of Delaware and New Jersey. The Company is presently incorporated under the laws of the state of New Jersey and is presently governed by its Certificate of Incorporation, its By-laws and the New Jersey Business Corporation Act ("NJBCA"). The Company will, in connection with this proposal, merge into the Delaware Company which was formed solely for the purpose of the Merger. The surviving corporation in the merger will be the Delaware Company and thus, the applicable law with respect to such matters as the rights and obligations of the Company and the shareholders be the Delaware General Corporation Law ("DGCL").

                  Certain differences exist between the NJBCA and the DGCL with respect to shareholders' rights. While it is impractical to compare all these differences, the following discussion summarizes certain of the significant differences. The following does not purport to be a complete statement of the rights and/or obligations of the shareholders or the Delaware Company under applicable Delaware law, the Certificate of Incorporation of the Delaware Company or the By-Laws of the Company, or a complete description of the specific provisions referred to herein.

Special Meetings of Shareholders.

                  The NJBCA provides that a special meeting of shareholders may be called by the president, Board of Directors, any shareholder, director, officer or other person as may be provided in the by-laws, and upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court, for good cause shown, may order a special meeting to be called. The DGCL provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or by-laws may call special meetings of the shareholders. The By-Laws of the Delaware Company provide that special meetings of shareholders may be called by the Chairman or President or the Secretary upon the written request of a majority of the Board of Directors, provided that any such request must state the purpose(s) of the proposed meeting.

Shareholder Action by Written Consent.

                  The NJBCA states that shareholders may act on all matters without a meeting and without prior notice and a vote with the written consent of holders of the minimum number of votes required for approval at the meeting at which all shareholders are present and voting. The DGCL permits shareholders to act on all matters without a meeting, without prior notice and without a vote if a consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to approve the action at a meeting at which all shareholders were present and voting.

Amendments to Certificate of Incorporation.

                  The NJBCA provides that an amendment to a New Jersey corporation's Certificate of Incorporation must be approved by the affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, unless the certificate of incorporation requires a greater percentage. The DGCL provides that amendments to a Delaware corporation's certificate of incorporation must be approved by the affirmative vote of the holders of a majority of the voting stock of the corporation entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon), unless the certificate of incorporation requires a greater percentage. Neither the certifi-cate of incorporation of the Company nor of the Delaware Company requires a greater percentage.

Amendments to By-laws.

                  The NJBCA provides that a Board of Directors has the power to make, alter and repeal a corporation's by-laws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation. The Company's By-Laws do not reserve such power to the shareholders. Under the DGCL, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the Board of Directors, have the power to adopt, amend or repeal a corporation's by-laws. The Certificate of Incorporation of the Delaware Company grants the Board of Directors the power to amend the By-Laws except with respect to any provisions relating to the classification of directors as Classes A and B or the election of directors.

Board of Directors.

                  Under the NJBCA, the board of directors may consist of one or more members, as provided in the by-laws and subject to any provision contained in the certificate of incorporation. Under the DGCL, the board of directors of a corporation may consist of one or more members as provided in the by-laws, unless the certificate of incorporation fixes the number of directors. The Certificate of Incorporation of the Delaware Company does not fix the number of directors.

Classification.

                  Both the NJBCA and the DGCL permit, but do not require, the adoption of a "classified" Board of Directors with staggered terms under which a part of the Board of Directors is elected each year. Under the NJBCA, the authorization for such as classified Board of Directors must be included in the corporation's certificate of incorporation or an amendment thereto. Additionally, under the NJBCA, the maximum term of each class of directors is five years. Contrarily, the DGCL permits the authorization of a classified Board of Directors to be included in the certificate of incorporation or by-laws of a corporation or an amendment to either document. Delaware law does not limit the term of any director. The Board of Directors of the Delaware Company is not classified.

Removal of Directors.

                  In general,  under the NJBCA, any or all of the directors of a corporation may be removed for cause, or, unless otherwise provided in the certificate of incorporation, without cause by the vote of a majority of the votes cast by the holders of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified, shareholders are not entitled to remove directors without cause. Under the DGCL, any or all of the directors of a corporation may be removed with or without cause, by the vote of a majority of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified (i.e., having multi-year, staggered terms, which the Delaware Company does not have), directors may only be removed for cause, unless the certificate of incorporation provides otherwise. The Certificate of Incorporation of the Delaware Company does not so provide.

Vacancies on the Board of Directors.

                  Under the NJBCA, unless the certificate of incorporation or by-laws provide otherwise, a vacancy, however caused, and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors. In addition, under the NJBCA, any directorship not filled by the board may be filled by the shareholders. Under the DGCL, vacancies may be filled by a majority of the directors then in office unless the certificate of incorporation or by-laws provide otherwise. The By-Laws of the Delaware Company provide that the remaining directors of either class may fill vacancies in their respective classes.

Liability and Indemnification of Officers and Directors.

                  Both the NJBCA and the DGCL contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

                  The NJBCA permits a New Jersey corporation to include a provision in its Certificate of Incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by such person of an improper personal benefit. Under the NJBCA, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under the NJBCA, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under the NJBCA, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company's Certificate of Incorporation includes such a provision.

                  The DGCL permits a Delaware corporation to include a provision in its Certificate of Incorporation which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, including conduct which could be characterized as negligence or gross negligence. However, no such provision may eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision may be extended to persons other than directors if such persons exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors. The DGCL further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under the DGCL, a corporation has the power to indemnify a director against judgments, settlements and expenses in any litigation or other proceeding other than a derivative suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of the DGCL make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. The DGCL also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject, in the case of an adverse judgment, to court approval. The Delaware Company's Certificate of Incorporation includes such a provision.

Dissenter's Rights.

                  Under the NJBCA, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation or sale, lease exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation otherwise provides, except that such rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders) or (ii) no vote of the corporation's shareholders is required for the proposed transaction.

                  Under the DGCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation, except that such rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 shareholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

Dividends.

                  The NJBCA prohibits a corporation from making any distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. The DGCL permits a corporation to pay dividends out of any surplus and, if it has not surplus, out of any net profits for the fiscal year in which the dividend or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

Repurchases of Stock.

                  The NJBCA prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under the DGCL, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair capital. However, a corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the DGCL.

Inspection of Books and Records.

                  The NJBCA grants the right to inspect a corporation's minutes of shareholder proceedings and its record of shareholders only for any proper purpose and only (i) to shareholders of record for at least 6 months preceding the demand, (ii) to holders of at least 5% of the outstanding shares of any class or series of the corporation's stock or (iii) to shareholders upon receipt of court order. The DGCL provides that any stockholder may for a proper purpose inspect a corporation's stock ledger, a list of its stockholders and its other books and records.

Business Combinations.

                  Section 14A:10A-4 of the NJBCA provides, among other things, that no resident domestic corporation may engage in any business combination with any "interested shareholder" of such corporation (defined as a holder of 10% or more stock) for a period of five years unless such business combination is approved by the board of directors prior to the date on which the interested shareholder made its stock acquisition. In addition to the restrictions stated in the preceding sentence, no such corporation may engage in a business combination with an interested shareholder other than one in which (i) the board of directors has approved such business combination prior to such interested shareholder's stock acquisition date; (ii) such business combination is approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by that interested shareholder at a meeting called for such purpose; or (iii) the aggregate amount of cash and the market value, as of the consummation date, of consideration to be received per share by holders of outstanding shares of common stock in the business combination is at least equal to a certain "fair price" as determined by various criteria set forth in the statute, subject to certain exceptions.

                  Section 14A:10-5 of the NJBCA provides, among other things, that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10%) of any class of equity securities of any corporation or other issuer of securities which is organized under the laws of New Jersey must, 20 days before the offer is made file a disclosure statement with the target company and the Bureau of Securities in the Division of Consumer Affairs in the Department of Law and Public Safety of the State of New Jersey (the "Bureau"). Such takeover bid may not proceed until after receipt of the Bureau's permission, which may not be denied unless the Bureau, after public hearing, finds that (i) financial condition of the offeror is such as to jeopardize the financial stability of the target company, or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the securityholders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's business or corporate structure or management, are not in the interest of the target company's remaining securityholders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining securityholders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Section 14A:10A of the NJBCA.

                  Section 203 of DGCL regulates a wide range of transaction ("business combinations") between a corporation and an interested stockholder. An "interested stockholder" is, generally, any person who beneficially owns, directly or indirectly, 15% of more of the corporation's outstanding voting stock. "Business combinations" are broadly defined to include (i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation's assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to, (iv) certain transactions which would result in increasing the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the benefit (other than proportionately as a stockholder) of any loans, advances of other financial benefits by, an interested stockholder. Section 203 of the DGCL provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the date of becoming an interested stockholder unless (i) prior to such date the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that the person owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by certain employee stock plans) or (iii) on or subsequent to such date the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. These restrictions placed on interested stockholders do not apply to a corporation whose certificate of incorporation contains a provision expressly electing not to be governed by the statute.

Dissolution.

                  Each of the NJBCA and the DGCL provides that a corporation may be voluntarily dissolved by (i) the written consent of all its shareholders or
(ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. The NJBCA requires the affirmative vote of the majority of votes cast (assuming the number of votes cast constitutes a quorum), while the DGCL requires the affirmative vote of a least a majority of the outstanding stock.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    FOR THE RATIFICATION AND APPROVAL OF THE
                      PROPOSAL TO REINCORPORATE IN DELAWARE


                                  ANNUAL REPORT

                  All shareholders of record of the Company as of the Record Date are concurrently being sent a copy of the Company's Annual Report to Shareholders for 1997. This Annual Report contains certified financial statements of the Company for the years ended December 31, 1997 and 1996.

                  THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS CLASS A AND CLASS B COMMON STOCK AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, FOR 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO BRADLEY PHARMACEUTICALS, INC., 383 ROUTE 46 WEST, FAIRFIELD, NEW JERSEY 07004-2402,
ATTENTION: CORPORATE SECRETARY.

                              SHAREHOLDER PROPOSALS

                  Shareholder proposals must be received by December 31, 1998 in order to be considered for inclusion in proxy materials distributed in connection with the next Annual Meeting of Shareholders.

                                  MISCELLANEOUS

                  As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

                  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

                  It is important that proxies be returned promptly. Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                 By Order of the Board of Directors,



                                 DANIEL GLASSMAN
                                 Chairman & CEO

June 1, 1998

                          CERTIFICATE OF INCORPORATION

                                       OF

                          BRADLEY PHARMACEUTICALS, INC.

                                * * * * * * * * *


                                    ARTICLE I

     The name of the Corporation is Bradley Pharmaceuticals, Inc.

                                   ARTICLE II

     The address of this Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.


                                   ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     The aggregate number of shares of stock which the corporation shall have authority to issue is Twenty Nine Million Three Hundred Thousand (29,300,000) shares of stock, of which Twenty Seven Million Three Hundred Thousand (27,300,000) shall be shares of Common Stock, with a par value of $.01 per share, and Two Million (2,000,000) shall be shares of Preferred Stock, with a par value of $.01 per share.

     A. Common Stock. This Corporation's Twenty Seven Million Three Hundred Thousand (27,300,000) shares of common stock, with a par value of $.01 per share, shall not have cumulative voting or preemptive rights and shall be entitled to one vote for each share in the election of directors and on any other matter presented to the stockholders, except to the extent provided as follows:

     1. The authorized shares of Common Stock of the Corporation shall be divided into two classes, of which twenty six million, four hundred thousand (26,400,000) shares shall be designated Class A Common Stock and nine hundred thousand (900,000) shares shall be designated Class B Common Stock.


     2. The rights, preferences and limitations of the Class A Common Stock and the Class B Common Stock shall be equal and identical in all respects except that, unless otherwise provided by law, holders of Class A Common Stock and holders of Class B Common Stock shall vote together as a single class upon any and all matters submitted to the shareholders of the Corporation for a vote, provided, however, that holders of the Class A Common Stock and holders of Class B Common Stock shall vote as two separate classes to authorize any proposed amendment to the Corporation's Certificate of Incorporation that amends, restates or repeals this Article IV, Section A or has the effect of an amendment, restatement or repeal, and provided, further, that, notwithstanding anything to the contrary contained herein, so long as there are at least three hundred twenty five thousand (325,000) shares of Class B Common Stock issued and outstanding, the holders of Class B Common Stock shall vote as a separate class to elect a majority (consisting of the sum of one plus one-half of the total number of directors) of the directors of the Corporation (who shall be known as "Class B Directors"), to remove any Class B Director with or without cause at any time and to fill all vacancies among Class B Directors, and the holders of Class A Common Stock and voting Preferred Stock, if any, shall vote together as a single class to elect the remainder of the directors of the Corporation (who shall be known as "Class A Directors"), to remove any Class A Director with or without cause at any time and to fill all vacancies among Class A Directors.


     Upon dissolution, whether voluntary or involuntary, the holders of shares of Preferred Stock shall first be entitled to receive, out of the net assets of this Corporation, any amount set forth in the Board of Director's resolution authorizing the series of Preferred Stock of which such shares are a part, plus unpaid accumulated dividends, if any, without interest. All of the assets, if any, thereafter remaining shall be distributed among the holders of the Common Stock. The consolidation or merger of this Corporation at any time, or from time to time, with any other corporation or corporations, or a sale of all or substantially all of the assets of this Corporation shall not be construed as a dissolution, liquidation or winding up of the Corporation within the meaning hereof.

                                    ARTICLE V

     The name and address of the incorporator is W. Raymond Felton, Esq., c/o Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, LLP, 99 Wood Avenue South, Iselin, New Jersey 08830.

                                   ARTICLE VI

     The period of existence of the Corporation is unlimited.

                                   ARTICLE VII

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation; provided, however, that the Board of Directors shall not have the authority to alter or repeal any by-law provision relating to the classification or election of directors.

                                  ARTICLE VIII

     Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation.

                                   ARTICLE IX

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                    ARTICLE X

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 or the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

     The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set our hand this 14th day of May, 1998.




                                                 W. Raymond Felton, Incorporator

                          BRADLEY PHARMACEUTICALS, INC.

                                     * * * *

                                  B Y - L A W S

                                     * * * *

                                    ARTICLE I

                                     OFFICES


     Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders for the election of directors shall be held in the City of Wilmington, State of Delaware at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.



     Section 2. Annual meetings of stockholders, commencing with the year 1999, shall be held on the first Monday of May, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

     Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less 10 than nor more than 60 days before the date of the meeting.

     Section 4. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the last known address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder who makes a written request to the Corporation to do so by certified mail, return receipt requested, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the Chairman or the President or, at the request in writing of a majority of the Board of Directors, by the Secretary. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less 10 than nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the foregoing, as to matters on which the Corporation's Class A stockholders and Class B stockholders vote as separate classes pursuant to the Certificate of Incorporation, the holders of a majority of each such class issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power voting as a single class to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock which has voting power present in person or represented by proxy and which votes on a question shall decide such a question brought before such meeting, unless the question is one upon which by express provision of the Delaware General Corporation Law ("GCL") or of the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question. The holder of any shares who abstains as to a question shall be deemed not to have voted for this purpose.

     Section 10. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted after three years from its date, unless the proxy provides for a longer period. Section 11. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III
                                   DIRECTORS

     Section 1. The number of directors which shall constitute the whole board shall be at least three (3) and not more than eleven (11), with the Board of Directors to establish the number of directors from time to time. In the event there are at least three hundred twenty five thousand (325,000) shares of Class B Common Stock issued and outstanding, the holders of Class B Common Stock shall vote as a separate class to elect a majority (consisting of the sum of one plus one-half of the total number of directors) of the directors of the Corporation (who shall be known as "Class B Directors"), to remove any Class B Director with or without cause at any time and to fill all vacancies among Class B Directors, and the holders of Class A Common Stock and voting Preferred Stock, if any, shall vote together as a single class to elect the remainder of the directors of the Corporation (who shall be known as "Class A Directors"), to remove any Class A Director with or without cause at any time and to fill all vacancies among Class A Directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the class of directors to be filled then in office, though less than a quorum, or by a sole remaining director in such class, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors of a class in office, then an election of directors may be held in the manner provided by GCL.

     Section 3. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

     Section 7. Special meetings of the Board may be called by the Chairman, President or Chief Executive Officer on five days' notice to each director, either personally or by mail or by facsimile communication; special meetings shall be called by the Chairman, President, Chief Executive Officer or Secretary in like manner and on like notice on the written request of a majority of the Class B Directors unless the Board includes only one Class B Director, in which case special meetings shall be called by the Chairman, President, Chief Executive Officer or Secretary in like manner and on like notice on the written request of the sole Class B Director.

     Section 8. At all meetings of the Board of Directors, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by GCL or by the Certificate of Incorpora-tion. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or Committee.

     Section 10. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can speak to and hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                            COMMITTEES OF DIRECTORS

     Section 11. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 153(a) of the GCL fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                           COMPENSATION OF DIRECTORS

     Section 13. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

     Section 14. Unless otherwise provided in the Certificate of Incorporation, a director of either class may be removed with or without cause by the holders of a majority of shares entitled to vote for the election of such a class of directors.

                               ARTICLE IV NOTICES

     Section 1. Whenever, under the provisions of the GCL, the Certificate of Incorporation or these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by facsimile telecommunication.

     Section 2. Whenever any notice is required to be given under the provisions of the GCL, the Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE V
                                    OFFICERS

     Section 1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman, a President, a Vice-President, a Secretary and Treasurer. The Board of Directors may also choose a chief executive officer, additional Vice-Presidents, and one or more Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or the by-laws otherwise provide.

     Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman, a President, one or more Vice-Presidents, a Secretary and a Treasurer.

     Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     Section 4. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     Section 5. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by action of the Board of Directors.

                                  THE CHAIRMAN

     Section 6. The Chairman of the Board, shall, if present, preside at all meetings of the Stockholders and the Board of Directors and exercise such other powers and duties as may be from time to time assigned to him by the Board of Directors. The Chairman of the Board shall report only to the Board of Directors.

                                 THE PRESIDENT

     Section 7. The President shall be the chief executive officer of the Corporation, shall preside at all meetings of the stockholders and the Board of Directors in the absence of the Chairman, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. If the same individual is not both President and Chief Executive Officer of the Corporation, the President shall report to and be subject to the authority of the Chief Executive Officer. If the same individual is both President and Chief Executive Officer of the Corporation, that individual shall report to and be subject to the authority of the Chairman of the Board.

     Section 8. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

                              THE VICE PRESIDENTS


     Section 9. In the absence of the President or in the event of his inability or refusal to act, subject to the authority of the Board of Directors, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY

     Section 10. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation and shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

     Section 11. The Assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

     Section 12. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

     Section 13. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

     Section 14. If required by the Board of Directors, the Treasurer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties or his or her office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

     Section 15. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VI
                            CERTIFICATES FOR SHARES

     Section 1. The shares of the Corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the Corporation by, the Chairman or Vice-Chairman of the Board of Directors, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Upon the face or back of each stock certificate issued to represent any partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, shall be set forth the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the GCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series or stock, a statement that the Corporation will furnish without charge to each Stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the GCL or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 2. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issues.

                               LOST CERTIFICATES

     Section 3. The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming this certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFER OF STOCK

     Section 4. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from tho registered owner of uncertificated shares such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

                               FIXING RECORD DATE

     Section 5. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                            REGISTERED STOCKHOLDERS

     Section 6. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books owner or shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof except as otherwise provided by the GCL.

                                  ARTICLE VII
                          GENERAL PROVISIONS DIVIDENDS

     Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

     Section 3. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

                                     CHECKS

     Section 4. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                  FISCAL YEAR

     Section 5. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

     Section 6. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                INDEMNIFICATION

     Section 7. The Corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the GCL.

                                  ARTICLE VIII
                                   AMENDMENTS

     Section 1. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting. If the power to adopt, amend or repeal By-Laws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal By-Laws. Notwithstanding the foregoing, the Board of Directors shall not have the authority to repeal Sections 1 or 2 of Article III of these By-Laws.

                          AGREEMENT AND PLAN OF MERGER



     AGREEMENT AND PLAN OF MERGER, dated as of May , 1998, by and between Bradley Pharmaceuticals, Inc., a Delaware corporation ("Bradley-Del.") and Bradley Pharmaceuticals, Inc., a New Jersey corporation and the sole shareholder of Bradley-Del. ("Bradley-NJ"). WHEREAS, the Board of Directors and the shareholders of each of Bradley-Del. and Bradley-NJ have each approved the merger of Bradley-Del. with and into Bradley-NJ in accordance with the General Corporation Law of the State of Delaware (the "GCL") and the New Jersey Business Corporation Act (the "NJBCA") upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Bradley-Del. and Bradley-NJ hereby agree as follows:


     1. The Merger. Upon the terms and conditions hereof, and in accordance with the GCL and the NJBCA, at the Effective Time (as defined below), Bradley-NJ shall be merged (the "Merger") with and into Bradley-Del.

     2. Effective Time. As soon as practicable following the execution hereof Bradley-NJ and Bradley-Del. shall file with the Secretary of State of the State of Delaware a certificate of ownership and merger executed in accordance with the relevant provisions of the GCL, and Bradley-Del. and Bradley-NJ shall file with the Secretary of State of the State of New Jersey a certificate of merger executed in accordance with the relevant provisions of the NJBCA. The Merger shall become effective at the time each such filing is completed (the "Effective Time").

     3. Effects of the Merger. The Merger shall have the effects set forth in the GCL and the NJBCA. Without limiting the generality of the foregoing, at the Effective Time: (a) the separate existence of Bradley-NJ shall cease; (b) Bradley-Del as the surviving corporation (the "Surviving Corporation") shall possess all of the rights, privileges, powers, immunities, purposes and franchises, both public and private, of each of Bradley-NJ and Bradley-Del.; (c) all real and personal property, tangible and intangible of every kind and description belonging to Bradley-NJ and Bradley-Del. shall be vested in the Surviving Corporation without further act or deed, and the title to any real estate or any interest therein vested in either Bradley-NJ or Bradley-Del. shall not revert or in any way be impaired by reason of the Merger; and (d) the Surviving Corporation shall assume all the obligations of Bradley-NJ.

     4.   Certificate  of   Incorporation   and  Bylaws.   The   Certificate  of
Incorporation   and  Bylaws  of   Bradley-Del.   shall  be  the  Certificate  of
Incorporation  and  Bylaws  of the  Surviving  Corporation.

     5. Directors. The directors of Bradley-NJ at the Effective Time shall be the initial directors of the Surviving Corporation, until their successors shall have been duly elected or appointed and qualified.

     6. Officers. The officers of Bradley-NJ at the Effective Time shall be the initial officers of the Surviving Corporation, until their successors shall have been duly appointed.

     7. Conversion of Stock of Bradley-Del. and Bradley-NJ.

          (a) At the Effective Time, each share of Class A common stock, no par value, of Bradley-NJ (the "Bradley-NJ Class A Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and nonassessable share of Class A common stock, par value $.01 per share, of Bradley-Del. (the "Bradley-Del. Class A Common Stock"). At the Effective Time, each share of the Stock, no par value of Bradley-NJ (the "Bradley-NJ Class B Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of holder thereof, be converted into and become one fully paid and nonassessable share of Class B Common Stock, par value $.01 per share, of Bradley-Del. (the "Bradley-Del. Class B Stock"). Upon the surrender to Bradley-Del. of any certificates evidencing shares of Bradley-NJ Class A Stock or Bradley-NJ Class B Stock by any holder thereof, Bradley-Del. agrees to issue to such holder certificates evidencing an equal number of shares of Bradley-Del. Class A Stock or Bradley-Del. Class B Stock, as the case may be.

          (b) Each share of capital stock of Bradley-Del. issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist.

     8. Warrants and Options. At the Effective Time, any warrants or options to purchase shares of Bradley-NJ Class A Stock or Bradley-NJ Class B Stock (the "Rights") issued by Bradley-NJ and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holders of the Rights, be converted into and become warrants or options, as the case may be (the "New Rights") to purchase an equal number of shares of Bradley-Del. Class A Stock or Bradley-Del. Class B Stock, as the case may be, upon substantially the same terms and conditions as the Rights and any other rights and obligations contained in the certificates evidencing the Rights shall be deemed to be and shall become the rights and obligations of Bradley-Del. At the Effective Time, by its signature below, Bradley-Del. assumes absolutely, unconditionally and irrevocably the obligations of Bradley-NJ under the certificates evidencing the Rights. At the Effective Time, Bradley-Del. agrees to reserve for issuance shares of Bradley-Del. Class A Stock and Bradley-Del. Class B Stock equal in number to the number of shares of Bradley-NJ Class A Stock and Bradley-NJ Class B Stock for which the New Rights may be exercised. Upon the surrender to Bradley-Del. of any certificate evidencing Rights by any holder of Rights, Bradley-Del. agrees to issue to any such holder a certificate evidencing New Rights to purchase that number of shares of Bradley-Del. Class A Stock or Bradley-Del. Class B Stock, as the case may be, equal to the number of shares of Bradley-NJ Class A Stock or Bradley-NJ Class B Stock for which the Rights so surrendered were exercisable.

     9. Other Actions. From and after the Effective Time, the parties hereto shall take such other and further actions, in addition to the filings described in paragraph 1, as may be required by law to make the Merger effective.

     10. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws; provided, however, that the consummation and effectiveness of the Merger shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the State of New Jersey.

     11. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     12. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement except for Sections 4, 7, and 8 (which are intended to be for the benefit of the persons referred to therein, and may be enforced by such persons).

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

                         BRADLEY PHARMACEUTICALS, INC.,
                            a New Jersey Corporation


                     By:____________________________________
                           DANIEL GLASSMAN, President


                         BRADLEY PHARMACEUTICALS, INC.,
                         a Delaware corporation


                     By:____________________________________
                           DANIEL GLASSMAN, President